SCHEDULE OF INVESTMENTS
Science and Technology (in thousands)	SEPTEMBER 30, 2020 (UNAUDITED)

COMMON STOCKS	Shares	Value

Communication Services
Interactive Media & Services – 11.8%
Alphabet, Inc., Class A(A)	9	$13,706
Alphabet, Inc., Class C(A)	9	13,731
Facebook, Inc., Class A(A)	151	39,640
Tencent Holdings Ltd.(B)	56	3,803

		70,880

Total Communication Services - 11.8%		70,880

Consumer Discretionary
Internet & Direct Marketing Retail – 8.1%
Alibaba Group Holding Ltd. ADR(A)	76	22,211
Amazon.com, Inc.(A)	8	26,358

		48,569

Total Consumer Discretionary - 8.1%		48,569

Health Care
Biotechnology – 9.7%
CRISPR Therapeutics AG(A)	66	5,561
Evogene Ltd.(A)(C)	137	542
Ionis Pharmaceuticals, Inc.(A)	139	6,614
Moderna, Inc.(A)	162	11,436
Sarepta Therapeutics, Inc.(A)	62	8,707
Vertex Pharmaceuticals, Inc.(A)	92	25,015

		57,875

Health Care Services – 1.4%
Teladoc Health, Inc.(A)	37	8,175

Health Care Technology – 3.4%
Cerner Corp.	282	20,380

Total Health Care - 14.5%		86,430

Information Technology
Application Software – 10.7%
ACI Worldwide, Inc.(A)	668	17,465
Aspen Technology, Inc.(A)	215	27,185
NVIDIA Corp.	18	9,661
Palantir Technologies, Inc.(A)	129	1,226
salesforce.com, Inc.(A)	34	8,589

		64,126

Data Processing & Outsourced Services – 7.2%
Euronet Worldwide, Inc.(A)	143	13,043
Fiserv, Inc.(A)	76	7,881
WNS (Holdings) Ltd. ADR(A)	346	22,117

		43,041

Electronic Equipment & Instruments – 0.5%
Keysight Technologies, Inc.(A)	32	3,132

Semiconductor Equipment – 3.4%
ASML Holding N.V., NY Registry Shares	54	20,078

Semiconductors – 19.5%
Infineon Technologies AG(B)	631	17,778
Microchip Technology, Inc.	83	8,539
Micron Technology, Inc.(A)	515	24,207
ON Semiconductor Corp.(A)	169	3,668
QUALCOMM, Inc.	222	26,111

Semtech Corp.(A)	139	7,359
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	120	9,701
Universal Display Corp.	106	19,155

		116,518

Systems Software – 11.5%
Microsoft Corp.	287	60,397
ServiceNow, Inc.(A)	18	8,606

		69,003

Technology Hardware, Storage & Peripherals – 9.5%
Apple, Inc.	430	49,801
Samsung Electronics Co. Ltd.(B)	142	7,063

		56,864

Total Information Technology - 62.3%		372,762

Materials
Fertilizers & Agricultural Chemicals – 0.2%
Marrone Bio Innovations, Inc.(A)(C)	1,156	1,410

Total Materials - 0.2%		1,410

Real Estate
Specialized REITs – 1.7%
QTS Realty Trust, Inc., Class A	160	10,102

Total Real Estate - 1.7%		10,102

TOTAL COMMON STOCKS – 98.6%		$590,153

(Cost: $279,321)

WARRANTS

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., expires 12-15-20(D)(E)	86	40
Marrone Bio Innovations, Inc., expires 03-15-21(D)(E)	38	18
Marrone Bio Innovations, Inc., expires 12-15-21(D)(E)	32	15

		73

TOTAL WARRANTS – 0.0%		$73

(Cost: $—)

CORPORATE DEBT SECURITIES	Principal

Materials
Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc., 8.000%, 12-31-22(D)	$288	289

Total Materials - 0.1%		289

TOTAL CORPORATE DEBT SECURITIES – 0.1%		$289

(Cost: $288)

SHORT-TERM SECURITIES	Shares

Money Market Funds(G) - 1.6%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 0.040%(F)	686	686
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	8,737	8,737

		9,423

TOTAL SHORT-TERM SECURITIES – 1.6%		$9,423

(Cost: $9,423)

TOTAL INVESTMENT SECURITIES – 100.3%		$599,938

(Cost: $289,032)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(1,868)

NET ASSETS – 100.0%		$598,070

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	All or a portion of securities with an aggregate value of $622 are on loan.

(D)	Restricted securities. At September 30, 2020, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Value
Marrone Bio Innovations, Inc., 8.000%, 12-31-22	8-20-15	$288	$288	$289

		Shares
Marrone Bio Innovations, Inc., expires 12-15-20	5-1-20	86	–	$40
Marrone Bio Innovations, Inc., expires 3-15-21	5-1-20	38	–	$18
Marrone Bio Innovations, Inc., expires 12-15-21	5-1-20	32	–	$15

			$288	$362

The total value of these securities represented 0.1% of net assets at September 30, 2020.

(E)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(F)	Investment made with cash collateral received from securities on loan.
(G)	Rate shown is the annualized 7-day yield at September 30, 2020.

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of September 30, 2020:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$67,077	$3,803	$—
Consumer Discretionary	48,569	—	—
Health Care	86,430	—	—
Information Technology	347,921	24,841	—
Materials	1,410	—	—
Real Estate	10,102	—	—
Total Common Stocks	$561,509	$28,644	$—
Warrants	—	73	—
Corporate Debt Securities	—	289	—
Short-Term Securities	9,423	—	—
Total	$570,932	$29,006	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

For Federal income tax purposes, cost of investments owned at September 30, 2020 and the related unrealized appreciation (depreciation) were as follows:

Cost	$289,032

Gross unrealized appreciation	315,089
Gross unrealized depreciation	(4,183)

Net unrealized appreciation	$310,906